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                                                                Exhibit 23(j)(2)

                        Consent of Independent Auditors




The Board of Trustees and Shareholders
of the Commerce Funds:

We consent to the use of our report dated December 15, 2000 incorporated herein by reference and to references to our firm under the headings "Financial Highlights" in the prospectuses and "Independent Auditors" and "Financial Statements" in the statement of additional information.



                                                        /s/ KPMG LLP
                                                        ------------
                                                        KPMG LLP

Kansas City, Missouri
February 21, 2001